SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2009

Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

3905 National Drive

Suite 110

Burtonsville, Maryland 20866

(Address of principal executive offices)

 (Former Address of principal executive offices)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On December 15, 2009 the Company’s board of Directors granted

(a)           subject to the execution and delivery of a stock option agreement, an option to Mr. Meetesh Patel, the Company’s President and Chief Executive Officer, to purchase up to 250,000 shares of the Company’s common stock at a price per share of $0.44, the closing of the Company’s common stock as reported on the OTCBB on December 15, 2009. Subject to the delivery of the stock option agreement and the early termination provisions therein, the option is exercisable at any time, in whole or in part, from December 16, 2009 through December 15, 2014.

(a)           subject to the execution and delivery of a stock option agreement, an option to Mr. Alastair Livesey, one of the Company’s directors, an option to purchase up to 50,000 shares of the Company’s common stock at a price per share of $0.44, the closing of the Company’s common stock as reported on the OTCBB on December 15, 2009. Subject to the delivery of the stock option agreement and the early termination provisions therein, the option is exercisable at any time, in whole or in part, as follows:

                 (i)           As to 20,000 shares, at any time from December 16, 2009 through December 15, 2014;

                (ii)           As to 15,000 shares, at any time from December 16, 2010 through December 15, 2014; and

                (ii)           As to 15,000 shares, at any time from December 16, 2011 through December 15, 2014.

(b)           subject to the execution and delivery of a stock option agreement, an option to Mr. Jatinder S. Bhgoal, one of the Company’s directors, an option to purchase up to 50,000 shares of the Company’s common stock at a price per share of $0.44, the closing of the Company’s common stock as reported on the OTCBB on December 15, 2009. Subject to the delivery of the stock option agreement and the early termination provisions therein, the option is exercisable at any time, in whole or in part, as follows:

                 (i)           As to 20,000 shares, at any time from December 16, 2009 through December 15, 2014;

                (ii)           As to 15,000 shares, at any time from December 16, 2010 through December 15, 2014; and

                (ii)           As to 15,000 shares, at any time from December 16, 2011 through December 15, 2014.

(c)           subject to the execution and delivery of a stock option agreement, an option to Mr. Joseph Sierchio, one of the Company’s directors, an option to purchase up to 50,000 shares of the Company’s common stock at a price per share of $0.44, the closing of the Company’s common stock as reported on the OTCBB on December 15, 2009. Subject to the delivery of the stock option agreement and the early termination provisions therein, the option is exercisable at any time, in whole or in part, as follows:

                 (i)           As to 20,000 shares, at any time from December 16, 2009 through December 15, 2014;

                (ii)           As to 15,000 shares, at any time from December 16, 2010 through December 15, 2014; and

                (ii)           As to 15,000 shares, at any time from December 16, 2011 through December 15, 2014.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

Please refer to Item 1 above.

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

            The following exhibits are furnished as part of this report:

 None

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st  day of December, 2009.

New Energy Technologies, Inc.

By: /s/ Meetesh Patel

Meetesh Patel, Chief Executive Officer, President and Chief Financial Office